SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported):                              January 13, 2001
                                                                ----------------



                          INSITUFORM TECHNOLOGIES, INC.
                ------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                    0-10786                 13-3032158
----------------------------- ------------------------ -------------------------
 (State or other jurisdiction (Commission File Number)       (IRS Employer
      of incorporation)                                   Identification No.)



702 Spirit 40 Park Drive, Chesterfield, Missouri                63005
-------------------------------------------------------  ----------------------
     (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number,
including area code                                              (636) 530-8000
                                                                 --------------

 Item 5.       Other Events.
               -------------

        On January 16, 2001, the Registrant issued a press release announcing that it has entered into a definitive agreement to acquire Kinsel Industries, Inc., a Houston, Texas company, with an expected closing date of February 28, 2001 for $80 million, of which $15.3 million is in cash and notes and the balance in the Registrant's common stock. The definitive agreement was signed on January 13, 2001.

        Reference is hereby made to the Registrant's press release attached to this Current Report as Exhibit 99.1, which is incorporated into this item.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             INSITUFORM TECHNOLOGIES, INC.


                             By:   /s/ Joseph A. White
                                   ------------------------------------------
                                   Joseph A. White
                                   Vice President and Chief Financial Officer

Date:   January 17, 2001

                                INDEX TO EXHIBITS

These exhibits are numbered in accordance with the Exhibit Table of Item 601 of Regulation S-K.

Exhibit            Description
-------            -----------

99.1               Press Release of the Registrant issued January 16, 2001




                                       3